SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       January 18, 2006

ELECTRONIC CLEARING HOUSE, INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-15245	93-0946274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Paseo Camarillo, Camarillo, California	93010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (805) 419-8700

(Former name or former address, if changes since last report)

Item 8.01	Other Events

On January 18, 2006, the Registrant issued a press release to announce its fiscal year 2006 financial and business outlook and to announce that Registrant is hosting a conference call to discuss its fiscal year 2006 outlook. Registrant is filing a copy of the press release dated January 18, 2006, as Exhibit 99.1 to this current report on Form 8-K.

Section 9.	Financial Statements and Exhibits

Item 9.01(c)	Exhibits

Exhibit	Description

99.1	Press release dated January 18, 2006, entitled: “Electronic Clearing House (ECHO) Announces Fiscal 2006 Financial and Business Outlook.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC CLEARING HOUSE, INC.
(Registrant)

	By:	/s/ Alice Cheung
Alice L. Cheung, Treasurer & Chief Financial Officer

Dated: January 18, 2006